Exhibit 10.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS, WERE OMITTED BECAUSE THOSE PORTIONS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code Firm Fixed Price	Page 1 Of 2
2. Amendment/Modification No. P00007	3. Effective Date 29 JUL 2022	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code	W5BPO5	7. Administered By (If other than Item 6)		Code
U.S. ACC, APG , NCD NATICK, MA 01760-5011 EMAIL:

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER RD TARRYTOWN, NY 10591-6717		☐	9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)
		☒	10A. Modification Of Contract/Order No.. W15(2KN-21-C-0014

10B. Dated (See Item 13) 2021JAN12
Code 544P9	Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
☐ is extended,     ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning     copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A.This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐
B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: FAR 43.103(a)
☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required top sign this document and return _______________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
    SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print) Robert E. Landry – Executive Vice President		16A. Name And Title Of Contracting Officer (Type or print)
15B. Contractor/Offeror /s/ R. E. Landry (Signature of person authorized to sign)	15C. Date Signed 7/27/22	16B. United States Of America By /s/ (Signature of Contracting Officer)	16C. Date Signed 29 JUL 2022
NSN 7540-01-152-8070 PREVIOUS EDITIONS UNUSABLE	30-105-02	STANDARD FORM 30 (REV.10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD P0007	Page 2 of 2
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

SECTION A - SUPPLEMENTAL INFORMATION
Buyer Name:
Buyer Office Symbol/Telephone Number: CCAP-CR/
Type of Contract 1: Firm Fixed Price
Kind of Contract: Other
Kind of Modification: G
Type of Business: Large Business Performing in U.S.
Surveillance Criticality Designator: A
Weapon System: No Identified Army Weapons Systems
Contract Expiration Date: 2022JUL31
Paying Office: HQ0490
DFAS-INDY VP GFEBS
8899 E. 56TH STREET
INDIANAPOLIS IN 46249-3800
*** End of Narrative A0000 ***
The purpose of this modification is to transfer [* * *] excess 1.2g doses of REGEN-COV from Vendor Managed Inventory (VMI) to MCDC OTA W15QKN-16-9-1002, Prototype Project MCDC 2008-005. Effective as of July 31, 2022, the MCDC OTA shall govern the obligations and related financial terms for storage of such product in VMI and distribution and insurance for such product.
*** END OF NARRATIVE A0008 ***